UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026 (July 8, 2026)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on July 8, 2026, the following actions took place:

1.	Election of two Class I Directors. The Company’s stockholders elected Bradley V. Stoots and Steven G. Hooser as Class I Directors of the Company for a three-year term based on the following votes:

Nominee	For	Against	Withheld	Broker Non-Votes
Bradley V. Stoots	4,171,944	-	41,020	1,300,922
Steven G. Hooser	4,171,944	-	41,020	1,300,922

2.	Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders approved the ratification of the appointment of HoganTaylor LLP as the independent public accounting firm for the Company for the year ending February 28, 2027, based on the following votes:

For	Against	Abstain/Withheld	Broker Non-Votes
5,495,946	15,114	2,826	-

3.	Compensation of our named executive officers. Approval, on an advisory basis, based on the following votes:

For	Against	Abstain/Withheld	Broker Non-Votes
3,863,079	294,931	54,954	1,300,922

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATIONAL DEVELOPMENT CORPORATION

Date: July 14, 2026	By:	/s/ Dan E. O’Keefe
Dan E. O’Keefe
Chief Financial Officer

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